UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-02896

Prudential High Yield Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:          800-225-1852

Date of fiscal year end:         8/31/2010

Date of reporting period:         8/31/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	AUGUST 31, 2010

Prudential High Yield Fund, Inc.

Fund Type High yield bond Objectives Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

October 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 0.95%; Class B, 1.40%; Class C, 1.65%; Class L, 1.15%; Class M, 1.65%; Class R, 1.40%; Class X, 1.65%; Class Z, 0.65%. Net operating expenses: Class A, 0.90%; Class B, 1.40%; Class C, 1.40%; Class L, 1.15%; Class M, 1.65%; Class R, 1.15%; Class X, 1.65%; Class Z, 0.65%, after contractual reduction through 12/31/2010 for Class C and 12/31/2011 for Class R.

Cumulative Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	19.94%	40.44%	82.10%	—
Class B	19.39	36.99	73.39	—
Class C	19.40	37.05	73.47	—
Class L	19.64	N/A	N/A	21.97% (3/26/07)
Class M	19.04	N/A	N/A	20.28 (3/26/07)
Class R	19.66	39.04	N/A	42.34 (6/6/05)
Class X	19.07	N/A	N/A	20.09 (3/26/07)
Class Z	20.23	42.11	87.28	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	21.22	43.13	110.07	—
Lipper High Current Yield Funds Avg.	18.99	30.29	75.50	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	12.40%	6.70%	6.13%	—
Class B	12.13	7.05	6.12	—
Class C	16.38	7.21	6.13	—
Class L	12.39	N/A	N/A	5.36% (3/26/07)
Class M	10.81	N/A	N/A	5.49 (3/26/07)
Class R	17.41	7.51	N/A	7.40 (6/6/05)
Class X	10.82	N/A	N/A	5.27 (3/26/07)
Class Z	18.26	8.04	6.95	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	17.97	8.23	8.11	—
Lipper High Current Yield Funds Avg.	16.59	6.03	6.04	—

Average Annual Total Returns (With Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	14.54%	6.05%	5.69%	—
Class B	14.39	6.35	5.66	—
Class C	18.40	6.51	5.66	—
Class L	14.56	N/A	N/A	4.62% (3/26/07)
Class M	13.04	N/A	N/A	4.82 (3/26/07)
Class R	19.66	6.81	N/A	6.97 (6/6/05)
Class X	13.07	N/A	N/A	4.53 (3/26/07)
Class Z	20.23	7.28	6.48	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	19.94%	7.03%	6.18%	—
Class B	19.39	6.50	5.66	—
Class C	19.40	6.51	5.66	—
Class L	19.64	N/A	N/A	5.95% (3/26/07)
Class M	19.04	N/A	N/A	5.52 (3/26/07)
Class R	19.66	6.81	N/A	6.97 (6/6/05)
Class X	19.07	N/A	N/A	5.47 (3/26/07)
Class Z	20.23	7.28	6.48	—

Prudential High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2000) and the account values at the end of the current fiscal year (August 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 0.75% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A

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shares approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 17, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index

The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (1% Issuer Capped Index) is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 8/31/10 are 26.05% for Class L, Class M, and Class X; and 48.35% for Class R. Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/10 are 7.70% for Class L, Class M, and Class X; and 8.25% for Class R.

Lipper High Current Yield Funds Average

The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/10 are 15.07% for Class L, Class M, and Class X; and 35.14% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/10 are 4.74% for Class L, Class M, Class X; and 6.23% for Class R.

Investors cannot invest directly in an index or average. The returns for the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Long-Term Issues expressed as a percentage of net assets as of 8/31/10
Avaya, Inc., Gtd. Notes, 11/1/15	1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A, 4/30/12	1.1
NXP BV/NXP Funding LLC (Netherlands), Sec’d. Notes, 144A, 8/1/18	1.0
Sensata Technologies BV (Netherlands), Gtd. Notes, 5/1/14	0.9
Royalty Pharma Finance Trust, 5/15/15	0.9

Issues reflect only long-term investments and are subject to change.

Prudential High Yield Fund, Inc.	5

Your Fund’s Performance (continued)

Distributions and Yields as of 8/31/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.46	7.07%
Class B	0.43	6.90
Class C	0.43	6.90
Class L	0.45	7.14
Class M	0.42	6.64
Class R	0.45	7.15
Class X	0.42	6.65
Class Z	0.47	7.64

Credit Quality* expressed as a percentage of net assets as of 8/31/10
High Grade	3.9%
Ba	23.9
B	42.8
Caa or Lower	23.8
Not Rated**	17.1
Total Investments	111.5
Liabilities in excess of other assets	–11.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 15.9% of Not Rated is reflected in Short Term Money Markets.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

Prudential High Yield Fund’s Class A shares gained 19.94% for the 12-month reporting period that ended August 31, 2010, trailing the 21.22% gain of the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (the Index). However, the Fund’s Class A shares outperformed the 18.99% gain of the Lipper High Current Yield Funds Average.

How is the Fund managed?

The Fund, which is managed by Prudential Fixed Income, invests primarily in corporate debt securities commonly called “junk” bonds because they are rated below investment grade. Most of the Fund’s holdings are in the Ba and B rating categories, the two highest ratings in the junk bond market according to Moody’s Investors Service.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, and risk levels in the major sectors of the bond market. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of 11 credit research analysts when selecting bonds to buy and sell.

What were conditions like in the U.S. high yield corporate bond market?

When the reporting period began on September 1, 2009, the U.S. economy had begun to expand again following its worst downturn since the Great Depression of the 1930s. The world’s largest economy picked up steam in late 2009, helped by a tax cut for first-time homebuyers and other steps taken by the U.S. government. The Federal Reserve (the Fed) also acted aggressively to support the economy and credit markets. For example, it left its target for the overnight bank lending rate near zero throughout the reporting period to help stimulate growth through low borrowing costs.

The combination of rock-bottom interest rates and improving economic conditions helped high yield bond prices rally strongly from September through December 2009. Even as economic growth slowed during the remainder of the reporting period as the effects of the stimulus measures faded in 2010, high yield bond prices gained for most of those months too. This occurred as investors searching for debt securities with attractive yields eagerly purchased a record amount of the below-investment-grade bonds issued by companies taking advantage of the low borrowing costs. The worst month for high yield bonds was May, when a flare-up in a sovereign-debt crisis in Europe and other negative developments heightened risk aversion among investors. This hurt prices of risky assets such as stocks and high yield bonds.

Prudential High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

During the reporting period, the easy access to capital enjoyed by corporations helped drive a sharp decline in the high yield bond default rate, which tracks the percentage of companies that did not pay interest and principal for a trailing 12-month period. Credit fundamentals among companies that issue high yield bonds continued to stabilize and earnings increased across a wide range of industries. However, Prudential Fixed Income noted that some companies continue to carry too much debt and credit fundamentals of some firms will remain challenging for a while, particularly if economic growth stalls in the United States.

How did sectors, industries, and rating categories in the high yield market perform?

All sectors and industry groups in the high yield market finished the reporting period in the black, most with double-digit total returns. Some of the largest gains were in more cyclical sectors and industries that tend to be more profitable during a recovery such as financial institutions (banking, brokerage, and insurance), airlines, autos, chemicals, and media (non-cable), all of which outperformed the broader high yield market. By contrast, some of the more defensive industries that tend to be less affected by the economic cycle, including electric utilities, healthcare, supermarkets, and media (cable), posted more modest returns that trailed the broader high yield market.

From the perspective of credit quality, all ratings categories in the high yield market ended the reporting period in positive territory. Based on the Moody’s Investors Service rating methodology, the lowest quality categories (Ca-D and Caa) easily outperformed the better quality categories (Ba and B). This occurred as bargain hunters looking for attractive yields drove up prices of distressed bonds, which are debt securities of firms close to or already in bankruptcy.

How did the leveraged bank loan market in the United States perform?

The market for leveraged bank loans in the United States posted a double-digit increase for the reporting period that underperformed the 21.22% gain of the Index. Leveraged bank loans, which are made to companies that borrowed heavily to finance their operations, are considered a more conservative type of investment than high yield bonds. In most cases, a company in bankruptcy will pay off its leveraged loan before it will pay off its high yield bonds.

Nevertheless, the performance of the leveraged bank loan market also reflected investor preference for higher yielding assets, as lower-rated loans easily outperformed more highly rated loans for the reporting period. Here, too, some of the largest gains for the reporting period were in loans from more cyclical industries such as airlines, autos, media (noncable), chemicals, and building materials, all of which posted double-digit gains. By contrast, loans in some of the more defensive industries such as telecommunications, healthcare, and media (cable) posted single-digit gains.

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Which strategies and holdings contributed most to the Fund’s performance?

Prudential Fixed Income continued to take a generally cautious approach to investing in the high yield market, emphasizing the importance of credit research in the uncertain economic environment. This approach was also warranted as increased demand for assets with attractive yields has enabled some firms to issue high yield bonds with fewer protections for investors than comparable bonds issued in previous years.

The Fund benefited most from favorable security selection in the technology and consumer cyclical sectors. In the technology sector, it held defaulted bonds of Nortel Networks, a telecommunications equipment maker that is undergoing Chapter 11 bankruptcy in Canada. The company received strong bids for the part of its business it is liquidating, which should help increase the amount holders of its defaulted bonds will receive in the future. The Fund also owned debt securities of Netherlands-based NXP Semiconductors BV that performed well as sales at the chipmaker have improved significantly. NXP also raised about $475 million from an initial public offering in August 2010.

In the consumer cyclical sector, the Fund continued to hold bonds of New Jersey-based real estate brokerage firm Realogy Corp., which made the largest single contribution to the Fund’s return for the reporting period. Prices of the bonds, which were hit particularly hard in 2008 during the credit crisis, continued to rebound as the nation’s housing market stabilized.

The Fund also benefited from its select exposure to collateralized loan obligations (CLOs), which are created from bundles of bank loans. By selling some of their commercial loan portfolio through CLOs, banks are able to lower the amount of capital they are required to hold. As the underlying bank loans recovered in value amid improving economic conditions, the senior portion of CLOs held by the Fund recovered even more.

Which strategies and holdings subtracted most from the Fund’s performance?

Certain aspects of the Fund’s sector allocation strategy hurt its performance versus the Index. Compared to the Index, the Fund had a smaller exposure to the financial institutions sector, the top performing sector for the reporting period. Most of the bonds in the financial institutions sector are “fallen angels,” formerly investment-grade debt securities that entered the high yield arena after being cut to below investment grade by credit rating agencies. Because of its more cautious approach, Prudential Fixed Income tends to limit the Fund’s exposure to these types of bonds.

Prudential High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

Meanwhile, the Fund had a larger exposure than the Index to bonds of more defensive industries such as media (cable) and healthcare, which underperformed the broader high yield market for the reporting period as previously discussed. This strategy also hurt the Fund’s performance versus the Index.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2010, at the beginning of the period, and held through the six-month period ended August 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

Prudential High Yield Fund, Inc.	11

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund, Inc.		Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,063.30	0.93%	$4.84
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Class B	Actual	$1,000.00	$1,058.70	1.43%	$7.42
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27

Class C	Actual	$1,000.00	$1,060.80	1.43%	$7.43
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27

Class L	Actual	$1,000.00	$1,059.90	1.18%	$6.13
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Class M	Actual	$1,000.00	$1,059.30	1.68%	$8.72
	Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

Class R	Actual	$1,000.00	$1,062.00	1.18%	$6.13
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Class X	Actual	$1,000.00	$1,057.30	1.68%	$8.71
	Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

Class Z	Actual	$1,000.00	$1,064.70	0.68%	$3.54
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2010

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 95.6%

ASSET BACKED SECURITIES 1.0%
Baker Street Funding (Cayman Islands), Ser. 2006-1A, Cl. E, 144A(a)(b)	Ca	4.476%	10/15/19	$2,851	$1,254,250
Bridgeport CLO Ltd. (Cayman Islands), Ser. 2007-2A, Cl. D, 144A(a)(b)(c)	B3	4.789	06/18/21	2,261	1,311,381
Centurion CDO VII Ltd. (Cayman Islands), Ser. 2004-7A, Cl. D1(b)(c)	Caa3	12.090	01/30/16	5,000	2,250,000
CSAM Funding Corp. (Cayman Islands), Ser. 2001-1A, Cl. D2, 144A(a)(b)(c)	Ca	6.831	03/29/16	7,000	4,060,000
Golden Knight CDO Corp. (Cayman Islands), Ser. 2007-2A, Cl. B, 144A(a)(b)	Baa2	0.916	04/15/19	3,750	2,850,000
Landmark IV CDO Ltd. (Cayman Islands), Ser. 2004-1A, Cl. B2L(a)(b)(c)	Caa1	6.687	12/15/16	3,259	2,020,605
Liberty Square CDO Ltd. (Cayman Islands), Ser. 2001-2A, Cl. D, 144A(a)(b)(c)	C	7.246	06/15/13	3,465	381,202

Total asset backed securities					14,127,438

BANK LOANS(a)(c) 6.6%

Airlines
United Airlines, Inc.	B1	2.313	02/01/14	496	448,301

Automotive 0.5%
Ford Motor Co.	Ba1	3.030	12/15/13	7,210	6,935,878

Cable 1.1%
Charter Communications Operating LLC	Ba2	2.260	03/06/14	802	759,047
Charter Communications Operating LLC	Ba2	3.790	09/06/16	6,511	6,227,415
CSC Holdings, Inc.	Baa3	1.017	03/31/15	2,999	2,871,678
Newsday LLC	Ba3	9.750	08/01/13	6,000	6,367,500

					16,225,640

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	13

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Capital Goods 0.1%
Capital Safety Group Ltd.	B3	2.875%	07/20/15	$176	$151,462
Capital Safety Group Ltd.	B3	3.010	07/20/16	924	794,538

					946,000

Consumer 0.3%
Realogy Corp.	Caa3	13.500	10/15/17	2,000	2,110,000
Realogy Corp.	Caa3	13.500	10/15/17	2,300	2,426,500

					4,536,500

Electric 1.2%
Calpine Corp.	B1	3.415	03/29/14	1,820	1,737,039
Texas Competitive Electric Holdings Co. LLC	B1	3.795	10/10/14	11,432	8,661,548
Texas Competitive Electric Holdings Co. LLC	B1	3.795	10/10/14	220	166,611
Texas Competitive Electric Holdings Co. LLC	B1	3.795	10/10/14	9,151	6,897,544

					17,462,742

Foods 0.3%
OSI Restaurant Partners, Inc.	B3	0.460	06/14/13	377	333,084
OSI Restaurant Partners, Inc.	B3	2.875	06/14/14	4,159	3,675,414

					4,008,498

Gaming 0.2%
Harrahs Operating Co., Inc.	Caa1	3.498	01/28/15	404	346,097
Harrahs Operating Co., Inc.	Caa1	3.498	01/28/15	1,821	1,555,663
Motorcity Casino	B3	8.500	07/13/12	1,611	1,593,919

					3,495,679

Healthcare & Pharmaceutical 0.9%
Royalty Pharma Finance Trust	Baa3	7.750	05/15/15	13,101	12,904,404

Pipelines & Other 0.2%
New Development Holdings LLC	Ba3	7.000	07/01/17	2,200	2,228,679

Technology 1.7%
First Data Corp.	B1	3.014	09/24/14	2,294	1,958,329
First Data Corp.	B1	3.014	09/24/14	4,274	3,644,447
First Data Corp.	B1	3.014	09/24/14	3,737	3,187,345

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology (cont’d.)
Interactive Data Corp.	Ba3	6.750%	01/29/17	$6,600	$6,638,498
Spansion LLC	BB-(d)	7.500	02/09/15	2,494	2,467,773
Transunion LLC	Ba3	6.750	06/15/17	5,850	5,903,018

					23,799,410

Telecommunications 0.1%
Level 3 Communications, Inc.	B1	9.080	03/13/14	1,500	1,619,062

Total bank loans					94,610,793

CORPORATE BONDS 87.8%

Aerospace & Defense 1.2%
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba3	8.500	07/01/18	765	818,550
Colt Defense LLC/Colt Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $3,290,000; purchased 01/13/10-03/23/10)(c)(e)	B3	8.750	11/15/17	3,250	2,315,625
Esterline Technologies Corp., Gtd. Notes	Ba3	6.625	03/01/17	175	175,000
Gtd. Notes, 144A	Ba3	7.000	08/01/20	2,250	2,289,375
Hawker Beechcraft Acquisition Co. LLC, Gtd. Notes(f)	Caa3	8.500	04/01/15	1,650	1,266,375
Moog, Inc., Sr. Sub. Notes	Ba3	6.250	01/15/15	2,130	2,108,700
Sr. Sub. Notes	Ba3	7.250	06/15/18	2,850	2,878,500
Transdigm, Inc., Gtd. Notes	B3	7.750	07/15/14	5,125	5,278,750
Gtd. Notes	B3	7.750	07/15/14	830	854,900

					17,985,775

Airlines 0.3%
AMR Corp., Sr. Unsec’d. Notes, Ser. B, MTN	CCC+(d)	10.400	03/10/11	4,550	4,550,000
Continental Airlines, Inc., Pass-thru Certs., Ser. 981B, Cl. B(c)	Ba2	6.748	03/15/17	489	459,415

					5,009,415

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	15

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Automotive 2.9%
American Axle & Manufacturing, Inc., Gtd. Notes(f)	B3	7.875%	03/01/17	$3,650	$3,376,250
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	B2	8.500	05/01/18	775	792,438
Ford Motor Co., Sr. Unsec’d. Notes(f)	B2	7.450	07/16/31	2,250	2,193,750
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(f)	Ba3	7.000	10/01/13	795	830,053
Sr. Unsec’d. Notes	Ba3	7.500	08/01/12	10,000	10,497,660
Sr. Unsec’d. Notes	Ba3	8.000	12/15/16	5,065	5,500,261
Lear Corp., Gtd. Notes	B1	7.875	03/15/18	2,500	2,587,500
Gtd. Notes(f)	B1	8.125	03/15/20	3,075	3,190,313
Navistar International Corp., Gtd. Notes	B1	8.250	11/01/21	6,625	6,939,687
TRW Automotive, Inc., 144A(f) Gtd. Notes	B2	7.000	03/15/14	1,225	1,261,750
Gtd. Notes	B2	7.250	03/15/17	1,750	1,789,375
Gtd. Notes	B2	8.875	12/01/17	2,375	2,538,281

					41,497,318

Banking 1.4%
BAC Capital Trust VI, Ltd., Gtd. Notes	Baa3	5.625	03/08/35	760	663,934
BAC Capital Trust XI, Ltd., Gtd. Notes	Baa3	6.625	05/23/36	485	481,502
BAC Capital Trust XIV, Ltd., Gtd. Notes(a)	Ba3	5.630	12/31/49	465	316,200
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.000	12/29/49	7,260	7,405,926
HSBK Europe BV (Kazakhstan), Gtd. Notes., 144A(b)	Ba2	7.250	05/03/17	4,500	4,477,500
MBNA Capital A, Ltd., Gtd. Notes, Ser. A	Baa3	8.278	12/01/26	2,250	2,306,250
Wachovia Bank NA, Sub. Notes	Aa3	6.600	01/15/38	375	425,007
Wind Acquisition Holdings Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A(b)(f)	B3	12.250	07/15/17	3,964	4,103,149

					20,179,468

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Building Materials & Construction 1.4%
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A (original cost $2,425,000; purchased 02/02/10)(e)	Ba2	7.000%	02/15/20	$2,425	$2,412,875
D.R. Horton, Inc., Gtd. Notes	Ba3	6.500	04/15/16	100	100,375
Gtd. Notes	Ba3	9.750	09/15/10	110	110,068
Interline Brands, Inc., Gtd. Notes	B3	8.125	06/15/14	2,900	2,950,750
KB Home, Gtd. Notes(f)	B1	6.375	08/15/11	429	434,363
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125	08/15/13	2,845	3,003,048
Ryland Group, Inc., Gtd. Notes	Ba3	6.875	06/15/13	3,000	3,142,500
Standard Pacific Corp., Gtd. Notes	B3	7.000	08/15/15	500	460,000
Gtd. Notes	B3	10.750	09/15/16	6,225	6,551,812
Sec’d. Notes	B3	8.375	05/15/18	425	409,062

					19,574,853

Cable 5.0%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750	04/15/18	675	710,437
Sr. Unsec’d. Notes, 144A	B1	8.625	09/15/17	4,725	5,150,250
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.500	11/30/16	1,438	1,703,569
CCO Holdings LLC/CCO Holdings Capital Corp., 144A Gtd. Notes	B2	7.875	04/30/18	1,275	1,319,625
Gtd. Notes(f)	B2	8.125	04/30/20	1,125	1,184,063
Cequel Communications Holdings I LLC, Sr. Unsec’d. Notes, 144A	B3	8.625	11/15/17	7,950	8,109,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A	B1	8.000	04/30/12	14,663	15,432,808
CSC Holdings LLC,
Sr. Unsec’d. Notes	Ba3	6.750	04/15/12	59	61,507
Sr. Unsec’d. Notes(f)	Ba3	7.625	07/15/18	1,150	1,224,750
Sr. Unsec’d. Notes(f)	Ba3	7.875	02/15/18	161	173,075
Sr. Unsec’d. Notes	Ba3	8.500	06/15/15	1,250	1,356,250
Sr. Unsec’d. Notes(f)	Ba3	8.625	02/15/19	575	641,125
Echostar DBS Corp., Gtd. Notes	Ba3	7.125	02/01/16	1,340	1,370,150

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	17

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Cable (cont’d.)
Escrow CB Frontier Vision(c)(g)	NR	0.000%	10/15/10	$575	$6
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.500	10/15/15	1,185	1,176,113
MediaCom LLC, Unsec’d. Notes(f)	B3	9.125	08/15/19	1,100	1,100,000
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(b)	B2	7.750	03/15/16	4,065	4,146,300
UPC Germany GmbH (Germany), Sr. Sec’d. Notes, 144A(b)	B1	8.125	12/01/17	1,400	1,438,500
UPC Holding BV (Netherlands), Sec’d. Notes, 144A(b)	B2	9.875	04/15/18	11,950	12,442,937
Videotron Ltee (Canada),(b) Gtd. Notes(f)	Ba2	6.375	12/15/15	4,325	4,325,000
Gtd. Notes	Ba2	6.875	01/15/14	253	254,265
Gtd. Notes	Ba2	9.125	04/15/18	1,900	2,109,000
Virgin Media Finance PLC (United Kingdom),(b) Gtd. Notes(f)	Ba3	8.375	10/15/19	1,900	2,071,000
Gtd. Notes	Ba3	9.125	08/15/16	975	1,042,031
Gtd. Notes, Ser. 1	Ba3	9.500	08/15/16	3,350	3,752,000

					72,293,761

Capital Goods 7.1%
Actuant Corp., Gtd. Notes	Ba2	6.875	06/15/17	3,100	3,123,250
ALH Finance LLC, Gtd. Notes(f)	Caa1	8.500	01/15/13	7,725	7,763,625
Amsted Industries, Inc., Sr. Notes, 144A	B1	8.125	03/15/18	3,250	3,351,563
Aquilex Holdings LLC/Aquilex Finance Corp., Gtd. Notes, 144A	B3	11.125	12/15/16	2,375	2,348,281
Ashtead Capital, Inc., Sec’d. Notes, 144A(f)	B2	9.000	08/15/16	6,260	6,346,075
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A(b)(f)	B2	8.625	08/01/15	3,675	3,684,188
Avis Budget Car Rental LLC, Gtd. Notes(a)	B3	2.876	05/15/14	310	276,675
Blount, Inc., Gtd. Notes	B2	8.875	08/01/12	4,461	4,466,576
Columbus McKinnon Corp., Gtd. Notes	B1	8.875	11/01/13	5,195	5,233,962
Diversey Holdings, Inc., Sr. Unsec’d. Notes	Caa1	10.500	05/15/20	5,643	6,309,526
Diversey, Inc., Gtd. Notes	B3	8.250	11/15/19	2,875	2,975,625

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Capital Goods (cont’d.)
Hertz Corp. (The), Gtd. Notes	B2	8.875%	01/01/14	$8,335	$8,564,212
International Wire Group, Inc., Sr. Sec’d. Notes, 144A (original cost $2,624,507; purchased 04/20/10)(c)(e)	B3	9.750	04/15/15	2,650	2,650,000
Marfrig Overseas Ltd. (Cayman Islands), Gtd. Notes, 144A(b)(f)	B1	9.500	05/04/20	770	789,250
NES Rentals Holdings, Inc., Sr. Sec’d. Notes, 144A (original cost $1,981,660; purchased 04/01/10)(c)(e)	Caa2	12.250	04/15/15	2,000	1,630,000
Overseas Shipholding Group, Inc., Sr. Unsec’d. Notes(f)	Ba3	8.125	03/30/18	3,850	3,936,625
RBS Global, Inc. and Rexnord LLC, Gtd. Notes	Caa1	8.500	05/01/18	5,525	5,566,438
Gtd. Notes(f)	Caa2	11.750	08/01/16	815	872,050
RSC Equipment Rental, Inc., Gtd. Notes(f)	Caa2	10.250	11/15/19	2,050	2,132,000
Sr. Sec’d. Notes, 144A	B1	10.000	07/15/17	2,425	2,643,250
Sr. Unsec’d. Notes(f)	Caa2	9.500	12/01/14	1,130	1,152,600
SPX Corp., Gtd. Notes, 144A	Ba1	6.875	09/01/17	4,975	5,124,250
Sr. Unsec’d. Notes	Ba1	7.500	01/01/13	1,750	1,797,250
Sr. Unsec’d. Notes	Ba1	7.625	12/15/14	6,095	6,567,362
Stena AB (Sweden), Sr. Unsec’d. Notes(b)	Ba2	7.000	12/01/16	229	220,126
Terex Corp., Sr. Sub. Notes(f)	Caa1	8.000	11/15/17	5,480	5,233,400
Trimas Corp., Sr. Sec’d. Notes, 144A	B3	9.750	12/15/17	1,875	1,935,938
United Rentals North America, Inc., Gtd. Notes	B3	10.875	06/15/16	4,750	5,272,500

					101,966,597

Chemicals 2.9%
CF Industries, Inc., Gtd. Notes	B1	6.875	05/01/18	1,925	2,026,063
Gtd. Notes	B1	7.125	05/01/20	7,425	7,963,313
Invista, Gtd. Notes, 144A (original cost $3,941,503; purchased 07/09/09-06/29/10)(c)(e)	Ba3	9.250	05/01/12	4,077	4,122,866
Koppers, Inc., Gtd. Notes	B1	7.875	12/01/19	2,800	2,866,500
LBI Escrow Corp., Sr. Sec’d. Notes, 144A	Ba3	8.000	11/01/17	5,475	5,878,781
Lyondell Chemical Co., Sr. Sec’d. Notes	B3	11.000	05/01/18	2,950	3,204,437

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	19

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals (cont’d.)
Momentive Performance Materials, Inc., Gtd. Notes(f)	Caa2	9.750%	12/01/14	$6,675	$6,516,469
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa2	7.375	12/01/14	165	172,433
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes	Baa2	7.300	01/15/28	100	118,306
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes(b)	B1	8.375	11/01/16	5,590	5,715,775
Solutia, Inc., Gtd. Notes	B2	7.875	03/15/20	2,800	2,926,000

					41,510,943

Consumer 1.9%
Geo Group, Inc. (The), Gtd. Notes, 144A	B1	7.750	10/15/17	2,100	2,163,000
Mac-Gray Corp., Gtd. Notes	B3	7.625	08/15/15	3,625	3,489,062
Mobile Mini, Inc., Gtd. Notes	B2	6.875	05/01/15	2,635	2,509,838
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes(f)	B2	7.375	05/15/20	2,075	2,137,250
Realogy Corp., Gtd. Notes	Ca	10.500	04/15/14	7,565	6,165,475
Gtd. Notes, PIK	Ca	11.000	04/15/14	319	257,565
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875	04/15/16	2,538	2,829,870
Service Corp. International, Sr. Unsec’d. Notes	B1	7.000	06/15/17	2,225	2,302,875
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.250	02/15/13	3,280	3,280,000
Visant Holding Corp., Sr. Notes	B3	8.750	12/01/13	1,850	1,887,000

					27,021,935

Electric 4.6%
AES Corp. (The), Sr. Sec’d. Notes, 144A	Ba3	8.750	05/15/13	326	331,297
Sr. Unsec’d. Notes	B1	7.750	03/01/14	2,000	2,092,500
Sr. Unsec’d. Notes	B1	7.750	10/15/15	2,400	2,511,000
Sr. Unsec’d. Notes(f)	B1	8.000	06/01/20	1,550	1,627,500
AES Eastern Energy LP, Pass-thru Certs., Ser. 99-A	Ba2	9.000	01/02/17	7,087	7,264,683
Dynegy Roseton/Danskammer, Pass-thru Certs., Ser. A	B3	7.270	11/08/10	23	22,676
Ser. B	B3	7.670	11/08/16	2,075	1,888,250

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Electric (cont’d.)
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750%	10/15/19	$3,830	$3,635,612
Sr. Sec’d. Notes, 144A(f)	Caa3	10.000	01/15/20	2,275	2,190,832
Energy Future Intermediate Holding Co. LLC, Sr. Sec’d. Notes(f)	B+(d)	9.750	10/15/19	1,153	1,094,481
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba1	7.250	04/01/16	55	57,475
Sr. Sec’d. Notes	Ba1	8.625	11/14/11	325	341,250
Midwest Generation LLC, Pass-thru Certs., Ser. B(f)	Ba2	8.560	01/02/16	1,225	1,194,607
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.300	05/01/11	550	562,375
Sr. Unsec’d. Notes(f)	B3	8.500	10/01/21	2,200	1,985,500
Mirant Corp., 144A(c)	NR	7.400	07/15/49	2,675	2,675
Mirant Mid Atlantic LLC, Pass-thru Certs., Ser. A	Ba1	8.625	06/30/12	189	193,597
Ser. B	Ba1	9.125	06/30/17	6,642	6,907,544
Mirant North America LLC, Gtd. Notes	B1	7.375	12/31/13	1,315	1,344,588
Nevada Power Co., Genl. Ref. Mtge., Ser. A	Baa3	8.250	06/01/11	2,465	2,594,575
North American Energy Alliance LLC, Sr. Sec’d. Notes, 144A
(original cost $3,445,300; purchased 09/22/09)(e)	Ba3	10.875	06/01/16	3,525	3,807,000
NRG Energy, Inc., Gtd. Notes	B1	7.250	02/01/14	5,075	5,176,500
Gtd. Notes	B1	7.375	02/01/16	5,620	5,662,150
Gtd. Notes	B1	7.375	01/15/17	1,230	1,239,225
Gtd. Notes, 144A	B1	8.250	09/01/20	4,850	4,880,312
RRI Energy, Inc., Sr. Unsec’d. Notes	B2	7.875	06/15/17	390	359,775
Sierra Pacific Resources, Sr. Unsec’d. Notes	Ba3	6.750	08/15/17	1,364	1,407,408
Sithe/Independence Funding Corp., Sr. Sec’d. Notes, Ser. A (original cost $5,080,590; purchased 12/22/08-05/28/10)(c)(e)	Ba3	9.000	12/30/13	5,305	5,466,539

					65,841,926

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	21

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy - Integrated 0.2%
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A(b)	Baa2	7.500%	07/18/16	$2,200	$2,436,500

Energy - Other 5.8%
Cie Generale de Geophysique-Veritas (France),(b) Gtd. Notes	Ba3	7.500	05/15/15	2,980	2,950,200
Gtd. Notes	Ba3	7.750	05/15/17	65	64,513
Gtd. Notes	Ba3	9.500	05/15/16	3,535	3,729,425
Denbury Resources, Inc., Gtd. Notes	B1	7.500	12/15/15	400	412,000
Gtd. Notes	B1	8.250	02/15/20	483	515,603
Gtd. Notes	B1	9.750	03/01/16	2,875	3,169,687
Forest Oil Corp., Gtd. Notes(f)	B1	7.250	06/15/19	5,650	5,657,062
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875	11/15/14	4,139	4,376,992
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	09/01/14	3,158	3,229,055
Sr. Sub. Notes	Ba3	6.625	04/15/16	750	776,250
Sr. Sub. Notes	Ba3	7.125	05/15/18	125	130,781
OPTI Canada, Inc. (Canada),(b) Sr. Sec’d. Notes	Caa3	7.875	12/15/14	13,775	10,606,750
Sr. Sec’d. Notes	Caa3	8.250	12/15/14	2,825	2,203,500
Parker Drilling Co., Gtd. Notes, 144A	B1	9.125	04/01/18	1,750	1,750,000
Petrohawk Energy Corp., Gtd. Notes, 144A	B3	7.250	08/15/18	4,150	4,118,875
Gtd. Notes	B3	7.875	06/01/15	3,420	3,548,250
Petroplus Finance Ltd. (Bermuda), 144A(b) Sec’d. Notes	B2	7.000	05/01/17	3,300	2,805,000
Sr. Sec’d. Notes(f)	B2	6.750	05/01/14	8,150	7,294,250
Pioneer Natural Resources Co., Gtd. Notes	Ba1	5.875	07/15/16	780	802,661
Sr. Unsec’d. Notes	Ba1	6.650	03/15/17	8,415	8,785,698
Sr. Unsec’d. Notes	Ba1	6.875	05/01/18	1,400	1,462,940
Sr. Unsec’d. Notes	Ba1	7.500	01/15/20	4,000	4,297,512
Plains Exploration & Production Co., Gtd. Notes	B1	7.625	06/01/18	1,200	1,216,500
Gtd. Notes	B1	7.750	06/15/15	1,635	1,659,525
Gtd. Notes(f)	B1	10.000	03/01/16	1,600	1,752,000

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy - Other (cont’d.)
Range Resources Corp.,
Gtd. Notes	Ba3	7.500%	05/15/16	$3,510	$3,650,400
Gtd. Notes	Ba3	7.500	10/01/17	815	851,675
SandRidge Energy, Inc., 144 A Gtd. Notes(f)	B3	8.000	06/01/18	1,970	1,851,800
Gtd. Notes	B3	8.750	01/15/20	150	142,500

					83,811,404

Foods 2.0%
Aramark Corp., Gtd. Notes	B3	8.500	02/01/15	3,800	3,918,750
Carrols Corp., Gtd. Notes	B3	9.000	01/15/13	1,055	1,060,275
Cott Beverages USA, Inc., Gtd. Notes, 144A	B3	8.125	09/01/18	1,600	1,646,000
Del Monte Corp., Gtd. Notes	Ba3	6.750	02/15/15	1,000	1,028,750
Gtd. Notes	Ba3	7.500	10/15/19	3,425	3,630,500
Games Merger Corp., Sr. Notes, 144A	B3	11.000	06/01/18	1,525	1,601,250
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	05/15/17	5,725	5,989,781
Michael Foods, Inc., Sr. Notes, 144A(c)	Caa1	9.750	07/15/18	1,300	1,365,000
Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A	Ba3	10.000	07/15/14	2,205	2,461,331
Stater Brothers Holdings, Gtd. Notes	B2	7.750	04/15/15	550	556,875
SUPERVALU, Inc., Sr. Unsec’d. Notes	Ba3	7.500	05/15/12	375	387,188
Sr. Unsec’d. Notes(f)	Ba3	8.000	05/01/16	3,895	3,904,738
Tyson Foods, Inc., Gtd. Notes	Ba3	10.500	03/01/14	1,365	1,646,531

					29,196,969

Gaming 3.7%
Buffalo Thunder Development Authority, Sr. Sec’d. Notes, 144A(g)	NR	9.375	12/15/14	615	153,750
CCM Merger, Inc., Notes, 144A (original cost $10,775,252; purchased 07/14/05-07/08/10)(e)(f)	Caa3	8.000	08/01/13	11,885	10,815,350

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	23

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gaming (cont’d.)
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes	CCC(d)	10.000%	12/15/18	$2,080	$1,622,400
Sr. Sec’d. Notes(f)	CCC(d)	10.000	12/15/18	1,934	1,508,520
Sr. Sec’d. Notes, 144A	Ca	12.750	04/15/18	6,525	5,970,375
Marina District Finance Co., Inc., 144A(f) Sr. Sec’d. Notes	B2	9.500	10/15/15	2,050	2,034,625
Sr. Sec’d. Notes	B2	9.875	08/15/18	1,500	1,496,250
MGM Mirage, Inc., Sr. Sec’d. Notes, 144A(f)	B1	9.000	03/15/20	5,590	5,799,625
Sr. Sec’d. Notes	B1	11.125	11/15/17	2,940	3,285,450
Sr. Sec’d. Notes	B1	13.000	11/15/13	6,155	7,109,025
Peninsula Gaming LLC, Gtd. Notes	B3	10.750	08/15/17	2,210	2,320,500
Pinnacle Entertainment, Inc., Gtd. Notes	B1	8.625	08/01/17	1,725	1,806,938
Gtd. Notes	Caa1	8.750	05/15/20	200	193,000
Pokagon Gaming Authority, Sr. Notes, 144A (original cost $460,000; purchased 11/13/08)(c)(e)	B2	10.375	06/15/14	500	518,750
Scientific Games International, Inc., Gtd. Notes(f)	B1	9.250	06/15/19	1,500	1,590,000
Station Casinos, Inc.,(g) Sr. Sub. Notes	NR	6.500	02/01/14	2,930	2,930
Sr. Sub. Notes	NR	6.625	03/15/18	1,810	4,525
Sr. Sub. Notes	NR	6.875	03/01/16	65	8
Sr. Unsec’d. Notes	NR	6.000	04/01/12	134	347
Wynn Las Vegas LLC, 144A
First Mtge. Bonds	Ba3	7.750	08/15/20	5,275	5,327,750
First Mtge. Bonds	Ba2	7.875	11/01/17	1,250	1,284,375
Yonkers Racing Corp., Sr. Sec’d. Notes, 144A (original cost $1,028,580; purchased 03/30/10)(c)(e)	B1	11.375	07/15/16	948	1,019,100

					53,863,593

Healthcare & Pharmaceutical 10.7%
Accellent, Inc., Gtd. Notes	Caa2	10.500	12/01/13	12,590	12,558,525
Sr. Sec’d. Notes	B1	8.375	02/01/17	1,400	1,393,000

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare & Pharmaceutical (cont’d.)
Alliance Healthcare Services, Inc., Sr. Unsec’d. Notes	B(d)	8.000%	12/01/16	$6,355	$5,886,319
Apria Healthcare Group, Inc., 144A(c)(e) Sr. Sec’d. Notes (original cost $8,181,911; purchased 05/21/09-07/10/09)	Ba2	11.250	11/01/14	8,395	9,077,094
Sr. Sec’d. Notes (original cost $4,150,261; purchased 08/10/09-08/25/09)	B1	12.375	11/01/14	4,175	4,550,750
Biomet, Inc., Gtd. Notes(f)	B3	10.000	10/15/17	1,900	2,061,500
Gtd. Notes, PIK	B3	10.375	10/15/17	8,275	8,999,062
Gtd. Notes(f)	Caa1	11.625	10/15/17	9,320	10,252,000
Capella Healthcare, Inc., Gtd. Notes, 144A (original cost $2,577,114; purchased 06/21/10)(c)(e)(f)	B3	9.250	07/01/17	2,610	2,701,350
Community Health Systems, Inc., Gtd. Notes	B3	8.875	07/15/15	5,385	5,586,937
HCA, Inc., Sec’d. Notes	B2	9.250	11/15/16	2,625	2,815,313
Sec’d. Notes, PIK	B2	9.625	11/15/16	5,367	5,762,639
Sr. Unsec’d. Notes	Caa1	5.750	03/15/14	1,775	1,706,219
Sr. Unsec’d. Notes(f)	Caa1	6.375	01/15/15	5,050	4,936,375
Sr. Unsec’d. Notes	Caa1	7.500	11/15/95	2,850	2,169,562
Sr. Unsec’d. Notes, MTN	Caa1	9.000	12/15/14	4,000	4,060,000
Inventiv Health, Inc., Gtd. Notes, 144A	Caa1	10.000	08/15/18	4,500	4,398,750
Mylan, Inc., 144A Gtd. Notes	B1	7.625	07/15/17	600	619,500
Gtd. Notes	B1	7.875	07/15/20	4,075	4,248,187
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.000	04/01/14	3,925	4,003,500
Gtd. Notes	Ba3	7.000	01/15/16	4,127	4,219,858
Radnet Management, Inc., Sr. Unsec’d. Notes, 144A	Caa1	10.375	04/01/18	7,000	6,142,500
Res-Care, Inc., Gtd. Notes	B1	7.750	10/15/13	9,015	9,138,956
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750	04/15/20	300	310,125
Sr. Unsec’d. Notes	Baa3	8.625	01/15/12	10,473	10,996,650
Skilled Healthcare Group, Inc., Gtd. Notes(f)	Caa1	11.000	01/15/14	5,909	5,318,100

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	25

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare & Pharmaceutical (cont’d.)
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%	04/15/15	$6,350	$6,627,813
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $4,749,453; purchased 06/21/07-06/24/10)(c)(e)	Caa1	10.000	07/15/17	5,575	5,609,844
Warner Chilcott Co. LLC (Ireland), Gtd. Notes, 144A(b)(f)	B3	7.750	09/15/18	7,250	7,358,750

					153,509,178

Insurance 0.4%
American General Institutional Capital A, Ltd., Gtd. Notes, 144A(f)	Ba2	7.570	12/01/45	2,825	2,542,500
American International Group, Inc., Jr. Sub. Debs.(a)	Ba2	8.175	05/15/58	550	471,625
Sr. Unsec’d. Notes	A3	5.050	10/01/15	670	655,763
Sr. Unsec’d. Notes, MTN	A3	5.600	10/18/16	2,210	2,146,462

					5,816,350

Lodging & Leisure 1.0%
Felcor Lodging LP, Sr. Sec’d. Notes(f)	B2	10.000	10/01/14	6,575	7,018,813
Host Hotels & Resorts LP, Gtd. Notes(f)	BB+(d)	6.875	11/01/14	740	756,650
Gtd. Notes	Ba1	7.125	11/01/13	1,751	1,777,265
Host Marriott LP, Gtd. Notes, Ser. O	Ba1	6.375	03/15/15	2,725	2,738,625
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes(b)	Ba3	11.875	07/15/15	1,025	1,206,937
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(f)	Ba1	7.875	10/15/14	1,050	1,160,250

					14,658,540

Media & Entertainment 7.7%
Allbritton Communications Co., Sr. Unsec’d. Notes	B2	8.000	05/15/18	2,350	2,314,750
AMC Entertainment, Inc., Gtd. Notes(f)	Caa1	8.000	03/01/14	4,415	4,370,850
Gtd. Notes	Caa1	11.000	02/01/16	850	898,875

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media & Entertainment (cont’d.)
Bonten Media Acquisition Co., Gtd. Notes, PIK, 144A	Caa3	9.000%	06/01/15	$525	$304,407
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A	B2	9.125	08/01/18	3,325	3,383,187
Clear Channel Communications, Inc., Gtd. Notes(f)	Ca	10.750	08/01/16	3,325	2,452,188
Sr. Unsec’d. Notes	Ca	4.900	05/15/15	5,000	2,687,500
Sr. Unsec’d. Notes	Ca	5.500	09/15/14	2,745	1,695,038
Sr. Unsec’d. Notes	Ca	5.500	12/15/16	225	111,937
Sr. Unsec’d. Notes(f)	Ca	5.750	01/15/13	2,875	2,314,375
Sr. Unsec’d. Notes(f)	Ca	6.875	06/15/18	550	269,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Ser. B	B2	9.250	12/15/17	2,000	2,097,500
CMP Susquehanna Corp., Gtd. Notes	Caa3	9.875	05/15/14	2,150	728,313
CW Media Holdings, Inc. (Canada), Gtd. Notes, PIK, 144A(b)	B1	13.500	08/15/15	8,024	9,097,116
Gray Television, Inc., Sr. Sec’d. Notes(f)	Caa2	10.500	06/29/15	7,875	7,579,687
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A(b)	Ba2	7.375	12/01/17	775	794,375
Intelsat Bermuda Ltd. (Luxembourg), Gtd. Notes(b)	Caa3	11.250	02/04/17	9,425	9,754,875
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A(b)(f)	B3	8.500	11/01/19	4,050	4,282,875
Intelsat Ltd. (Luxembourg), Sr. Unsec’d. Notes(b)(f)	Caa3	7.625	04/15/12	1,000	1,017,500
Intelsat Subsidiary Holding Co. SA (Bermuda), (b) Gtd. Notes, 144A	B3	8.875	01/15/15	630	647,325
Gtd. Notes	B3	8.875	01/15/15	1,890	1,951,425
Lamar Media Corp., Gtd. Notes	Ba3	9.750	04/01/14	1,900	2,128,000
Lin Television Corp., Gtd. Notes, Ser. B	B3	6.500	05/15/13	3,000	2,932,500
Gtd. Notes(f)	B3	6.500	05/15/13	1,385	1,367,687

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	27

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media & Entertainment (cont’d.)
MediaNews Group, Inc., Sr. Sub. Notes
(original cost $2,448,196; purchased 04/19/04-05/19/04)(c)(e)(g)	NR	6.875	10/01/13	$2,450	$245
Morris Publishing Group LLC, Sec’d. Notes	NR	10.000%	09/01/14	499	475,135
Nielsen Finance LLC, Gtd. Notes	Caa1	10.000	08/01/14	2,900	3,045,000
Rainbow National Services LLC, Gtd. Notes, 144A	B1	10.375	09/01/14	235	243,812
Salem Communications Corp., Sr. Sec’d. Notes	B2	9.625	12/15/16	2,751	2,864,479
Sinclair Broadcast Group, Inc., Gtd. Notes(f)	B3	8.000	03/15/12	8,300	8,300,000
Sinclair Television Group, Inc., Sec’d. Notes, 144A	B1	9.250	11/01/17	4,125	4,248,750
SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes, 144A	Caa1	11.125	06/01/18	11,150	11,651,750
Sun Media Corp. (Canada), Gtd. Notes(b)	Ba2	7.625	02/15/13	400	400,000
Universal City Development Partners Ltd., 144A(e) Gtd. Notes
(original cost $1,186,500; purchased 10/28/09)	B3	8.875	11/15/15	1,200	1,218,000
Gtd. Notes
(original cost $839,766; purchased 10/27/09)	B3	10.875	11/15/16	850	907,375
Univision Communications, Inc., Gtd. Notes, PIK, 144A	Caa2	9.750	03/15/15	8,337	7,503,736
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.500	06/15/16	4,625	4,833,125

					110,873,192
Metals 1.9%
Aleris International, Inc., Gtd. Notes(g)	NR	9.000	12/15/14	1,050	2,100
Blaze Recycling & Metals LLC, Sr. Sec’d. Notes, Ser. AI, PIK	NR	13.000	07/15/12	46	37,979
FMG Finance Pty Ltd. (Australia), 144A(b) Sr. Sec’d. Notes	B2	10.000	09/01/13	1,333	1,467,966
Sr. Sec’d. Notes	B2	10.625	09/01/16	6,010	6,964,088
Metals USA, Inc., Sr. Sec’d. Notes(f)	B3	11.125	12/01/15	9,067	9,588,353

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Metals (cont’d.)
Novelis, Inc. (Canada), Gtd. Notes(b)(f)	B1	7.250%	02/15/15	$6,150	$6,165,375
Penn Virginia Resource Partners LP, Gtd. Notes	B2	8.250	04/15/18	1,750	1,767,500
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes(b)(f)	Baa3	10.750	05/15/19	985	1,223,862

					27,217,223

Non Captive Finance 4.6%
Ally Financial, Inc., Gtd. Notes, 144A(f)	B3	7.500	09/15/20	2,075	2,054,250
American General Finance Corp., MTN Sr. Unsec’d. Notes, Ser. H(f)	B3	5.375	10/01/12	4,450	4,049,500
Sr. Unsec’d. Notes	B3	6.900	12/15/17	8,250	6,393,750
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.000	05/01/13	337	333,604
Sr. Sec’d. Notes	B3	7.000	05/01/14	1,805	1,757,446
Sr. Sec’d. Notes	B3	7.000	05/01/15	505	485,261
Sr. Sec’d. Notes	B3	7.000	05/01/16	8,541	8,114,304
Sr. Sec’d. Notes(f)	B3	7.000	05/01/17	9,963	9,368,256
GMAC, Inc., Gtd. Notes	B3	6.625	05/15/12	3,400	3,459,500
Gtd. Notes, Ser. 8(f)	B3	6.750	12/01/14	4,250	4,218,125
Gtd. Notes, 144A	B3	8.000	03/15/20	2,275	2,331,875
Gtd. Notes, 144A	B3	8.300	02/12/15	1,000	1,040,000
Notes	B3	6.875	08/28/12	3,575	3,655,437
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.500	09/01/14	2,825	2,895,625
Sr. Sec’d. Notes, 144A	Ba3	6.750	09/01/16	1,100	1,124,750
Sr. Sec’d. Notes, 144A(f)	Ba3	7.125	09/01/18	1,325	1,354,813
Sr. Unsec’d. Notes	B1	4.750	01/13/12	1,600	1,560,000
Sr. Unsec’d. Notes, MTN	B1	5.750	06/15/11	1,925	1,922,594
Sr. Unsec’d. Notes(f)	B1	6.375	03/25/13	3,000	2,898,750
Sr. Unsec’d. Notes, 144A	B1	8.625	09/15/15	495	498,094
Sr. Unsec’d. Notes, 144A	B1	8.750	03/15/17	3,325	3,354,094
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000	03/25/20	3,050	2,668,750

					65,538,778

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	29

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Packaging 2.2%
Berry Plastics Corp., Sec’d. Notes(a)	Caa1	4.412%	09/15/14	$1,975	$1,661,469
Sec’d. Notes(f)	Caa1	8.875	09/15/14	4,600	4,381,500
Sr. Sec’d. Notes, 144A	Caa1	9.500	05/15/18	3,175	2,921,000
Exopack Holding Corp., Gtd. Notes	B3	11.250	02/01/14	5,660	5,688,300
Graham Packaging Co. LP, Gtd. Notes, 144A	Caa1	8.250	01/01/17	2,525	2,493,437
Graham Packaging Co., Inc., Gtd. Notes(f)	Caa1	9.875	10/15/14	2,730	2,777,775
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750	02/01/17	3,200	3,232,000
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	6.750	12/01/14	250	257,500
Plastipak Holdings, Inc., 144A(c)(e) Sr. Notes
(original cost $1,811,250; purchased 03/31/10-05/21/10)(f)	B3	8.500	12/15/15	1,800	1,818,000
Sr. Notes
(original cost $1,544,276; purchased 07/23/09)	B3	10.625	08/15/19	1,580	1,753,800
Reynolds Group Escrow LLC, Sr. Sec’d. Notes, 144A	B1	7.750	10/15/16	3,550	3,576,625
Solo Cup Co., Gtd. Notes(f)	Caa2	8.500	02/15/14	1,371	1,158,495

					31,719,901

Paper 1.6%
Cascades, Inc. (Canada), (b) Gtd. Notes	Ba3	7.750	12/15/17	1,725	1,776,750
Gtd. Notes	Ba3	7.875	01/15/20	1,500	1,541,250
Cellu Tissue Holdings, Inc., Sr. Sec’d. Notes	B1	11.500	06/01/14	4,675	5,066,531
Domtar Corp., Gtd. Notes	Ba2	7.125	08/15/15	313	333,345
Sr. Unsec’d. Notes	Ba2	10.750	06/01/17	800	986,000
Georgia-Pacific LLC, Gtd. Notes, 144A
(original cost $4,062,549; purchased 04/20/09)(e)	Ba2	8.250	05/01/16	4,225	4,626,375
Graphic Packaging International, Inc., Gtd. Notes(f)	B3	9.500	06/15/17	3,420	3,642,300

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper (cont’d.)
NewPage Corp., Sr. Sec’d. Notes(f)	B2	11.375%	12/31/14	$3,400	$2,762,500
PH Glatfelter, Gtd. Notes, 144A	Ba2	7.125	05/01/16	1,650	1,660,313
Rock-Tenn Co., Gtd. Notes	Ba2	9.250	03/15/16	500	548,750
Smurfit Cap Funding PLC (Ireland), Gtd. Notes(b)	Ba2	7.500	11/20/25	100	91,375

					23,035,489

Pipelines & Other 1.1%
Amerigas Partners LP/Amerigas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	7.125	05/20/16	915	939,019
El Paso Energy Corp., Notes, Ser. G, MTN	Ba3	8.050	10/15/30	110	112,360
El Paso Corp., Notes, Ser. G, MTN	Ba3	7.800	08/01/31	750	754,933
Sr. Unsec’d. Notes	Ba3	7.000	05/15/11	330	338,974
Ferrellgas Partners LP, Sr. Unsec’d. Notes	B2	8.625	06/15/20	2,350	2,426,375
Markwest Energy Partners LP, Gtd. Notes, Ser. B	B1	8.750	04/15/18	1,415	1,514,050
Sonat, Inc., Sr. Unsec’d. Notes	Ba3	7.625	07/15/11	350	363,313
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000	03/01/32	29	34,627
Targa Resources Partners LP, Gtd. Notes, 144A(f)	B1	7.875	10/15/18	3,375	3,467,813
Gtd. Notes	B1	8.250	07/01/16	1,125	1,170,000
Gtd. Notes	B1	11.250	07/15/17	4,175	4,801,250

					15,922,714

Real Estate Investment Trust
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	B3	6.500	02/01/17	150	125,812

Retailers 1.7%
Neiman Marcus Group, Inc. (The), Gtd. Notes, PIK(f)	Caa1	9.000	10/15/15	4,317	4,370,735
Pantry, Inc. (The), Gtd. Notes	Caa1	7.750	02/15/14	2,760	2,735,850
QVC, Inc., 144A Sr. Sec’d. Notes	Ba2	7.125	04/15/17	2,490	2,533,575
Sr. Sec’d. Notes	Ba2	7.375	10/15/20	2,475	2,512,125

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	31

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Retailers (cont’d.)
Rite Aid Corp., (f) Sr. Sec’d. Notes	Caa2	7.500%	03/01/17	$2,275	$2,056,031
Sr. Sec’d. Notes	B3	9.750	06/12/16	850	903,125
Susser Holdings LLC, Gtd. Notes, 144A	B2	8.500	05/15/16	4,850	4,971,250
Toys “R” US Property Co. LLC, Sr. Sec’d. Notes, 144A	Ba1	8.500	12/01/17	4,025	4,186,000

					24,268,691

Technology 11.6%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A	Ba3	7.750	08/01/20	1,500	1,485,000
Sr. Unsec’d. Notes(f)	Ba3	8.125	12/15/17	5,375	5,495,938
Avaya, Inc., Gtd. Notes	Caa2	9.750	11/01/15	16,600	15,728,500
Dupont Fabros Technology LP, Gtd. Notes	Ba2	8.500	12/15/17	6,075	6,424,313
Eastman Kodak Co., Sr. Sec’d. Notes, 144A	Ba3	9.750	03/01/18	2,575	2,465,563
First Data Corp., Gtd. Notes(f)	Caa1	9.875	09/24/15	7,775	5,909,000
Freescale Semiconductor, Inc., Gtd. Notes(f)	Caa2	8.875	12/15/14	2,875	2,666,562
Sr. Sec’d. Notes, 144A	B2	9.250	04/15/18	4,350	4,360,875
GXS Worldwide, Inc., Sr. Sec’d. Notes, 144A	B2	9.750	06/15/15	3,875	3,720,000
Interactive Data Corp., Gtd. Notes, 144A	Caa1	10.250	08/01/18	5,879	6,062,719
Iron Mountain, Inc., Gtd. Notes	B2	7.750	01/15/15	250	252,500
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125	07/01/16	4,785	5,119,950
Nortel Networks Ltd. (Canada), (b)(g) Gtd. Notes	NR	9.003	07/15/11	3,000	2,295,000
Gtd. Notes	NR	10.125	07/15/13	2,600	2,028,000
Gtd. Notes(f)	NR	10.750	07/15/16	9,790	7,660,675
NXP BV / NXP Funding LLC (Netherlands), (b) Sr. Sec’d. Notes(a)(f)	Caa1	3.276	10/15/13	900	841,500
Sr. Sec’d. Notes	Caa1	7.875	10/15/14	2,925	2,939,625
Sec’d. Notes, 144A	Caa1	9.750	08/01/18	13,900	14,317,000

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology (cont’d.)
Seagate HDD Cayman (Cayman Islands), Gtd. Notes, 144A(b)	Ba1	6.875%	05/01/20	$225	$220,500
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes(b)	Ba1	6.375	10/01/11	3,676	3,777,090
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A(b)	Baa3	10.000	05/01/14	8,395	9,801,162
Sensata Technologies BV (Netherlands), Gtd. Notes(b)(f)	Caa1	8.000	05/01/14	12,651	13,062,157
Serena Software, Inc., Gtd. Notes	Caa1	10.375	03/15/16	1,965	1,950,263
STATS ChipPAC Ltd. (Singapore), Gtd. Notes(b)	Ba1	6.750	11/15/11	1,321	1,344,117
SunGard Data Systems, Inc., Gtd. Notes	Caa1	9.125	08/15/13	1,415	1,445,069
Gtd. Notes(f)	Caa1	10.250	08/15/15	9,690	10,174,500
Gtd. Notes	Caa1	10.625	05/15/15	8,590	9,491,950
Trans Union LLC/Transunion Financing Corp., Gtd. Notes, 144A	B3	11.375	06/15/18	7,375	8,020,312
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.750	10/15/14	2,810	3,273,650
Sr. Sec’d. Notes, 144A	Ba2	14.250	09/15/15	3,000	3,510,000
Sr. Unsec’d. Notes	B2	12.500	01/15/16	4,321	4,731,495
Wireco Worldgroup, Inc., Sr. Unsec’d. Notes, 144A(f)	B3	9.500	05/15/17	5,700	5,742,750

					166,317,735

Telecommunications 2.9%
Clearwire Communications LLC, 144A Sr. Sec’d. Notes	Caa1	12.000	12/01/15	3,250	3,258,125
Sr. Sec’d. Notes	Caa1	12.000	12/01/15	6,590	6,590,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.250	04/15/17	1,550	1,639,125
Sr. Unsec’d. Notes	Ba2	8.500	04/15/20	2,000	2,122,500
Sr. Unsec’d. Notes	Ba2	8.750	04/15/22	3,750	3,956,250
Hawaiian Telcom Communications, Inc.,(c)(g) Gtd. Notes, Ser. B	NR	8.765	05/01/13	1,650	28,875
Gtd. Notes, Ser. B	NR	12.500	05/01/15	3,740	374

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	33

Portfolio of Investments

as of August 31, 2010 continued

	Moody’s Ratings* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecommunications (cont’d.)
Nextel Communications, Inc., Gtd. Notes, Ser. E	Ba2	6.875%	10/31/13	$950	$947,625
Gtd. Notes, Ser. D	Ba2	7.375	08/01/15	425	420,750
Qwest Communications International, Inc., Gtd. Notes, 144A	Ba2	7.125	04/01/18	700	728,000
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500	10/01/14	760	846,450
Sr. Unsec’d. Notes	Baa3	7.625	06/15/15	1,545	1,734,262
Sr. Unsec’d. Notes	Baa3	8.875	03/15/12	1,000	1,100,000
SBA Telecommunications, Inc., Gtd. Notes(f)	Ba3	8.000	08/15/16	1,040	1,108,900
Gtd. Notes	Ba3	8.250	08/15/19	1,040	1,128,400
Sprint Capital Corp., Gtd. Notes	Ba3	6.875	11/15/28	1,000	835,000
Gtd. Notes	Ba3	6.900	05/01/19	3,300	3,102,000
Gtd. Notes	Ba3	7.625	01/30/11	375	381,562
Gtd. Notes	Ba3	8.375	03/15/12	1,075	1,136,813
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	6.000	12/01/16	1,915	1,788,131
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A(b)	B2	11.750	07/15/17	4,400	4,840,000
Windstream Corp., Gtd. Notes	Ba3	7.875	11/01/17	610	619,150
Gtd. Notes	Ba3	8.625	08/01/16	3,045	3,143,963

					41,456,255

Total corporate bonds					1,262,650,315

				Shares

COMMON STOCKS 0.2%
Adelphia Recovery Trust, 13.00%(c)(h)				2,000,000	2,000
CenturyLink, Inc.				4,018	145,291
DEX One Corp.(h)				149,207	1,271,243
HF Holdings, Inc.(h)				4,375	44
Mirant Corp.(h)				3,283	31,845
Neenah Enterprises, Inc.(h)				3,902	4
Peachtree Cable Assoc. Ltd.(c)(h)				31,559	315

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

		Shares	Value (Note 1)
Sprint Nextel Corp.(h)		28,675	$116,994
WKI Holding Co., Inc.(c)(h)		6,031	163,621
Xerox Corp.		169,797	1,433,087
Zemex Minerals Group(c)(h)		171	2

Total common stocks			3,164,446

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC (original cost $0; purchased 05/27/98)(c)(e)(i)		2,000	474,000

Cable
Escrow Pfd Adelphia(c)(h)		20,000	20
PTV, Inc., Ser. A, 10.00%(h)		9	1

			21

Total preferred stocks			474,021

	Expiration Date
WARRANTS(h)
Chemicals
Hercules, Inc.	03/31/29	230	7,736

Paper
Smurfit Kappa Group PLC (Ireland), 144A, (b)(c)	10/01/13	275	1,465

Total warrants			9,201

Total long-term investments (cost $1,345,069,504)			1,375,036,214

SHORT-TERM INVESTMENTS 15.9%

Affiliated Mutual Funds 15.9%
Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund(j)		44,356	391,661
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $228,465,999; includes $195,027,540 of cash collateral received for securities on loan)(j)(k)		228,465,999	228,465,999

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	35

Portfolio of Investments

as of August 31, 2010 continued

Value (Note 1)
Total short-term investments (cost $228,898,633)	$228,857,660

Total Investments (l) 111.5% (cost $1,573,968,137)	1,603,893,874
Liabilities in excess of other assets(m) (11.5)%	(165,108,929)

Net Assets 100.0%	$1,438,784,945

*	The ratings reflected are as of August 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PIK—Payment in Kind

(a)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at August 31, 2010
(b)	US$ denominated foreign securities.
(c)	Indicates a security that has been deemed illiquid.
(d)	Standard & Poor’s Rating
(e)	Indicates a restricted security; the aggregate original cost of such securities is $66,603,668. The aggregate value of $67,494,938 is approximately 4.7% of net assets.
(f)	All or a portion of security is on loan. The aggregate market value of such securities is $189,494,034; cash collateral of $195,027,540 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(h)	Non-income producing security.
(i)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(j)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Taxable Money Market Fund and the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	As of August 31, 2010, 15 securities representing $5,302,475 and 0.4% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

(m)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on credit default swap agreements as follows:

Credit default swap agreements outstanding at August 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank, PLC	06/20/19	$2,500	5.000%	Sprint Nextel Corp., 6.000%, 12/1/16	$(140,868)	$(32,821)	$(108,047)
Deutsche Bank AG	09/20/13	2,845	1.000	Masco Corp., 6.125%, 10/3/16	107,334	82,167	25,167
Goldman Sachs International	06/20/19	2,500	5.000	Sprint Nextel Corp., 6.000%, 12/1/16	(140,868)	(11,885)	(128,983)
JPMorgan Chase Bank	12/20/13	5,000	3.350	Seagate Techology HDD Holdings, 6.800%, 10/1/16	(169,613)	1,363	(170,976)
JPMorgan Chase Bank	12/20/13	5,000	6.500	Tenet Healthcare Corp., 7.375%, 2/1/13	(312,201)	2,644	(314,845)

					$(656,216)	$41,468	$(697,684)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at August 31, 2010(4) (unaudited)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Sell Protection(2):
Deutsche Bank AG	12/20/14	$6,000	5.000%	Ford Motor Co., 6.500%, 8/1/18	5.960%	$(151,119)	$(783,333)	$632,214
Goldman Sachs International	03/20/16	1,850	4.100	NRG Energy, Inc., 7.250%, 2/1/14	5.632%	(110,942)	—	(110,942)

						$(262,061)	$(783,333)	$521,272

#	Notional amount is shown in U.S. dollars unless otherwise stated.
(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	37

Portfolio of Investments

as of August 31, 2010 continued

the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities	$—	$9,475,631	$4,651,807
Bank Loans	—	78,834,711	15,776,082
Corporate Bonds	—	1,262,647,389	2,926
Common Stocks	2,998,460	—	165,986
Preferred Stocks	1	—	474,020
Warrants	1,465	—	7,736
Affiliated Mutual Funds	228,857,660	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	(176,412)	—

Total	$231,857,586	$1,350,781,319	$21,078,557

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset Backed Securities	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 8/31/09	$1,179,113	$17,036,662	$41,317	$55,391	$314,020	$7,976
Realized gain (loss)	—	187,407	—	—	—	(3,521,438)
Change in unrealized appreciation (depreciation)**	3,490,031	461,556	13,966	109,771	160,000	3,521,198
Purchases	—	5,389,737	—	44	—	—
Sales	(174,009)	(1,384,788)	(54,381)	—	—	—
Accrued discount/premium	156,672	190,508	1,779	—	—	—
Transfers into Level 3	—	—	245	780	—	—
Transfers out of Level 3	—	(6,105,000)	—	—	—	—

Balance as of 8/31/2010	$4,651,807	$15,776,082	$2,926	$165,986	$474,020	$7,736

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	Of which, 4,352,781 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2010 were as follows:

Affiliated Mutual Funds (including 13.6% of collateral received for securities on loan)	15.9%
Technology	13.3
Healthcare & Pharmaceutical	11.6
Media & Entertainment	7.7
Capital Goods	7.2
Cable	6.1
Electric	5.8
Energy—Other	5.8
Non Captive Finance	4.6
Gaming	3.9
Automotive	3.4
Telecommunications	3.0
Chemicals	2.9

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	39

Portfolio of Investments

as of August 31, 2010 continued

Foods	2.3%
Consumer	2.2
Packaging	2.2
Metals	1.9
Retailers	1.7
Paper	1.6
Banking	1.4
Building Materials & Construction	1.4
Pipelines & Other	1.3
Aerospace & Defense	1.2
Asset Backed Securities	1.0
Lodging & Leisure	1.0
Insurance	0.4
Airlines	0.3
Common Stocks	0.2
Energy—Integrated	0.2

111.5
Liabilities in excess of other assets	(11.5)

Net Assets	100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of August 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$657,381	Unrealized depreciation on swap agreements	$833,793
Credit contracts	Premium paid for swap agreements	86,174	Premium received for swap agreements	828,039
Equity contracts	Unaffiliated Investments	9,201	—	—

Total		752,756		$1,661,832

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$(2,428,947)	$(2,428,947)
Equity contracts	(3,521,441)	—	(3,521,441)

Total	$(3,521,441)	$(2,428,947)	$(5,950,388)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$1,097,414	$1,097,414
Equity contracts	3,521,574	—	3,521,574

Total	$3,521,574	$1,097,414	$4,618,988

For the year ended August 31, 2010, the Portfolio’s average notional amount for credit default swaps as buyer was $26,826,000 and the average notional amount for credit default swaps as writer was $18,028,000.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	41

Statement of Assets and Liabilities

as of August 31, 2010

Assets
Investments, at value, including securities on loan of $189,494,034:
Unaffiliated Investments (cost $1,345,069,504)	$1,375,036,214
Affiliated Investments (cost $228,898,633)	228,857,660
Cash	1,732,642
Dividends and interest receivable	28,973,465
Receivable for investments sold	22,867,413
Receivable for Fund shares sold	2,300,801
Unrealized appreciation on swap agreements	657,381
Premium paid for swap agreements	86,174
Prepaid expenses	34,517

Total assets	1,660,546,267

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	195,027,540
Payable for investments purchased	19,573,518
Income distribution payable	2,844,406
Payable for Fund shares reacquired	1,118,144
Unrealized depreciation on swap agreements	833,793
Premium received for swap agreements	828,039
Management fee payable	575,258
Accrued expenses	394,876
Distribution fee payable	376,713
Affiliated transfer agent fee payable	117,084
Deferred directors’ fees	71,951

Total liabilities	221,761,322

Net Assets	$1,438,784,945

Net assets were comprised of:
Common stock, at par	$2,705,532
Paid-in capital in excess of par	1,595,079,560

1,597,785,092
Undistributed net investment income	2,841,560
Accumulated net realized loss on investments and foreign currency transactions	(191,638,705)
Net unrealized appreciation on investments	29,796,998

Net assets, August 31, 2010	$1,438,784,945

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share
($1,093,442,559 ÷ 205,615,875 shares of common stock issued and outstanding)	$5.32
Maximum sales charge (4.50% of offering price)	.25

Maximum offering price to public	$5.57

Class B
Net asset value, offering price and redemption price per share
($96,408,690 ÷ 18,148,867 shares of common stock issued and outstanding)	$5.31

Class C
Net asset value, offering price and redemption price per share
($112,211,859 ÷ 21,129,328 shares of common stock issued and outstanding)	$5.31

Class L
Net asset value, offering price and redemption price per share
($3,868,128 ÷ 726,816 shares of common stock issued and outstanding)	$5.32

Class M
Net asset value, offering price and redemption price per share
($4,004,015 ÷ 753,091 shares of common stock issued and outstanding)	$5.32

Class R
Net asset value, offering price and redemption price per share
($10,441,331 ÷ 1,963,903 shares of common stock issued and outstanding)	$5.32

Class X
Net asset value, offering price and redemption price per share
($966,263 ÷ 181,829 shares of common stock issued and outstanding)	$5.31

Class Z
Net asset value, offering price and redemption price per share
($117,442,100 ÷ 22,033,465 shares of common stock issued and outstanding)	$5.33

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	43

Statement of Operations

Year Ended August 31, 2010

Net Investment Income
Income
Interest	$130,959,219
Affiliated income from securities loaned, net	419,213
Affiliated dividend income	85,214
Unaffiliated dividends	77,779

Total income	131,541,425

Expenses
Management fee	6,454,039
Distribution fee—Class A	2,695,074
Distribution fee—Class B	691,297
Distribution fee—Class C	710,522
Distribution fee—Class L	20,303
Distribution fee—Class M	61,899
Distribution fee—Class R	36,301
Distribution fee—Class X	13,595
Transfer agent’s fee and expenses (including affiliated expense of $767,400) (Note 3)	1,728,000
Custodian’s fees and expenses	267,000
Reports to shareholders	230,000
Registration fees	116,000
Directors’ fees	54,000
Legal fees and expenses	53,000
Audit fee	32,000
Insurance	30,000
Loan interest expense (Note 8)	12,744
Miscellaneous	34,806

Total expenses	13,240,580

Net investment income	118,300,845

Realized And Unrealized Gain (Loss) On Investments And Swaps
Net realized gain (loss) on:
Investment transactions	67,021,983
Swaps	(2,428,947)

64,593,036

Net change in unrealized appreciation (depreciation) on:
Investments	61,271,669
Swaps	1,097,414

62,369,083

Net gain on investments transactions	126,962,119

Net Increase In Net Assets Resulting From Operations	$245,262,964

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$118,300,845	$98,180,768
Net realized gain (loss) on investments and foreign currency transactions	64,593,036	(140,079,482)
Net change in unrealized appreciation (depreciation) of investments	62,369,083	78,366,689

Net increase in net assets resulting from operations	245,262,964	36,467,975

Dividends from net investment income (Note 1)
Class A	(94,845,034)	(82,156,858)
Class B	(7,655,583)	(7,371,534)
Class C	(7,844,430)	(4,830,473)
Class L	(347,748)	(392,401)
Class M	(502,297)	(866,600)
Class R	(615,743)	(154,706)
Class X	(110,530)	(201,482)
Class Z	(8,554,194)	(3,894,502)

	(120,475,559)	(99,868,556)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	280,352,636	243,591,231
Net asset value of shares issued in connection with merger (Note 7)	—	94,748,911
Net asset value of shares issued in reinvestment of dividends	89,944,437	61,590,124
Cost of shares reacquired	(320,918,536)	(235,096,995)

Net increase in net assets from Fund share transactions	49,378,537	164,833,271

Capital Contributions (Note 6)
Proceeds from regulatory settlement	759,492	—

Total increase	174,925,434	101,432,690

Net Assets
Beginning of year	1,263,859,511	1,162,426,821

End of year(a)	$1,438,784,945	$1,263,859,511

(a) Includes undistributed net investment income of:	2,841,560	$320,748

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	45

Notes to Financial Statements

Prudential High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities which, in the opinion of the Fund’s investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which

46	Visit our website at www.prudentialfunds.com

use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Prudential High Yield Fund, Inc.	47

Notes to Financial Statements

continued

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Fund as a seller of protection could be required to pay under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g., interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements

Prudential High Yield Fund, Inc.	49

Notes to Financial Statements

continued

include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2010, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential High Yield Fund, Inc.	51

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .47% for the year ended August 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .75%, 1%, ..50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively.

For the year ended August 31, 2010, PIMS contractually agreed to limit such fees to .25%, .75% and .50% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

Prudential High Yield Fund, Inc.	53

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $703,374 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2010, it received $9,018, $130,266, $31,260, $4,947 and $408 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing LLC (“First Clearing”) affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2010, the Fund incurred approximately $537,400 in total networking fees, of which approximately $58,300 and $11,400 was paid to Wells Fargo and First Clearing, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2010, PIM has been compensated approximately $147,400 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2010 aggregated $1,232,214,728 and $1,207,589,461, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2010, the adjustments were to increase undistributed net investment income by $4,695,526, decrease accumulated net realized loss on investments and foreign currency transactions by $393,118,604 and to decrease paid-in capital in excess of par by $397,814,130 primarily due to reclassification of foreign currencies, the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting purposes, paydown gain (losses), swaps, write off of capital loss carryforward due to expiration and other book to tax differences. Net investment income, net realized gain and net assets were not affected by this change.

For the year ended August 31, 2010 and the year ended August 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $120,475,559 and $99,868,556 of ordinary income, respectively.

As of August 31, 2010, the distributable earnings on a tax basis was $7,941,476 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,582,056,486	$85,744,221	$(63,906,833)	$21,837,388	$(176,412)	$21,660,976

Prudential High Yield Fund, Inc.	55

Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales, the difference in the treatment of accreting market discount and premium amortization.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2010 of approximately $185,814,000, of which $25,551,000 expires in 2013, $25,146,000 expires in 2014, $9,303,000 expires in 2015, $11,341,000 expires in 2016, $48,200,000 expires in 2017 and $66,273,000 expires in 2018. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of acquisitions. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations. As of August 31, 2010, approximately $397,814,000 of its capital loss carryovers were written-off due to expiration. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M

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shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

For the year ended August 31, 2010, the Fund received $759,492 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund Statement of Changes in Net Assets. The Fund was not involved in the proceedings or the calculation of the payment.

The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X, Class New X and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares are designated Class A common stock, 400 million shares are designated for each of Class B common stock, Class C common stock, Class L common stock, Class M common stock and 225 million shares are designated for each of Class R common stock, Class X common stock, Class New X common stock and Class Z common stock. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2010:
Shares sold	24,467,434	$127,953,682
Shares issued in reinvestment of dividends	13,303,087	69,497,755
Shares reacquired	(43,707,622)	(228,160,470)

Net increase (decrease) in shares outstanding before conversion	(5,937,101)	(30,709,033)
Shares issued upon conversion from Class B, Class M and Class X	2,999,137	15,388,225

Net increase (decrease) in shares outstanding	(2,937,964)	$(15,320,808)

Year ended August 31, 2009:
Shares sold	27,321,353	$116,871,795
Shares issued in connection with the merger	20,823,936	94,748,911
Shares issued in reinvestment of dividends	11,606,660	49,649,141
Shares reacquired	(41,028,571)	(177,108,373)

Net increase (decrease) in shares outstanding before conversion	18,723,378	84,161,474
Shares issued upon conversion from Class B, Class M and Class X	5,822,365	25,411,406

Net increase (decrease) in shares outstanding	24,545,743	$109,572,880

Prudential High Yield Fund, Inc.	57

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended August 31, 2010:
Shares sold	5,910,395	$30,769,404
Shares issued in reinvestment of dividends	1,082,663	5,648,531
Shares reacquired	(4,307,006)	(22,384,277)

Net increase (decrease) in shares outstanding before conversion	2,686,052	14,033,658
Shares reacquired upon conversion into Class A	(2,271,193)	(11,600,474)

Net increase (decrease) in shares outstanding	414,859	$2,433,184

Year ended August 31, 2009:
Shares sold	4,452,347	$19,471,215
Shares issued in reinvestment of dividends	987,286	4,211,358
Shares reacquired	(3,965,087)	(16,981,593)

Net increase (decrease) in shares outstanding before conversion	1,474,546	6,700,980
Shares reacquired upon conversion into Class A	(4,791,122)	(21,022,145)

Net increase (decrease) in shares outstanding	(3,316,576)	$(14,321,165)

Class C
Year ended August 31, 2010:
Shares sold	8,329,691	$43,486,953
Shares issued in reinvestment of dividends	1,197,357	6,251,959
Shares reacquired	(4,367,656)	(22,688,976)

Net increase (decrease) in shares outstanding	5,159,392	$27,049,936

Year ended August 31, 2009:
Shares sold	8,308,346	$36,176,062
Shares issued in reinvestment of dividends	723,260	3,111,084
Shares reacquired	(2,641,420)	(11,285,037)

Net increase (decrease) in shares outstanding	6,390,186	$28,002,109

Class L
Year ended August 31, 2010:
Shares sold	104,691	$548,617
Shares issued in reinvestment of dividends	52,677	274,950
Shares reacquired	(286,305)	(1,498,731)

Net increase (decrease) in shares outstanding	(128,937)	$(675,164)

Year ended August 31, 2009:
Shares sold	111,116	$454,324
Shares issued in reinvestment of dividends	72,739	310,076
Shares reacquired	(312,614)	(1,334,482)

Net increase (decrease) in shares outstanding	(128,759)	$(570,082)

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Class M	Shares	Amount
Year ended August 31, 2010:
Shares sold	51,131	$264,071
Shares issued in reinvestment of dividends	58,005	301,644
Shares reacquired	(372,826)	(1,940,952)

Net increase (decrease) in shares outstanding before conversion	(263,690)	(1,375,237)
Shares reacquired upon conversion into Class A	(581,013)	(3,039,617)

Net increase (decrease) in shares outstanding	(844,703)	$(4,414,854)

Year ended August 31, 2009:
Shares sold	246,755	$1,053,654
Shares issued in reinvestment of dividends	124,863	529,184
Shares reacquired	(787,061)	(3,359,360)

Net increase (decrease) in shares outstanding before conversion	(415,443)	(1,776,522)
Shares reacquired upon conversion into Class A	(844,709)	(3,626,735)

Net increase (decrease) in shares outstanding	(1,260,152)	$(5,403,257)

Class R
Year ended August 31, 2010:
Shares sold	1,739,124	$9,086,006
Shares issued in reinvestment of dividends	115,150	603,539
Shares reacquired	(654,837)	(3,431,136)

Net increase (decrease) in shares outstanding	1,199,437	$6,258,409

Year ended August 31, 2009:
Shares sold	781,107	$3,501,729
Shares issued in reinvestment of dividends	34,255	149,205
Shares reacquired	(300,451)	(1,304,599)

Net increase (decrease) in shares outstanding	514,911	$2,346,335

Class X
Year ended August 31, 2010:
Shares sold	18,487	$97,527
Shares issued in reinvestment of dividends	19,419	100,855
Shares reacquired	(101,036)	(518,093)

Net increase (decrease) in shares outstanding before conversion	(63,130)	(319,711)
Shares reacquired upon conversion into Class A	(143,565)	(748,134)

Net increase (decrease) in shares outstanding	(206,695)	$(1,067,845)

Year ended August 31, 2009:
Shares sold	43,290	$177,761
Shares issued in reinvestment of dividends	43,046	182,707
Shares reacquired	(189,035)	(776,415)

Net increase (decrease) in shares outstanding before conversion	(102,699)	(415,947)
Shares reacquired upon conversion into Class A	(180,368)	(762,526)

Net increase (decrease) in shares outstanding	(283,067)	$(1,178,473)

Prudential High Yield Fund, Inc.	59

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended August 31, 2010:
Shares sold	13,005,112	$68,146,376
Shares issued in reinvestment of dividends	1,385,980	7,265,204
Shares reacquired	(7,681,172)	(40,295,901)

Net increase (decrease) in shares outstanding	6,709,920	$35,115,679

Year ended August 31, 2009:
Shares sold	15,184,522	$65,884,691
Shares issued in reinvestment of dividends	792,035	3,447,369
Shares reacquired	(5,213,068)	(22,947,136)

Net increase (decrease) in shares outstanding	10,763,489	$46,384,924

Note 7. Reorganization

On June 19, 2009, the Fund acquired all of the net assets of High Yield Plus Fund and High Yield Income Fund (“the Merged Funds”) pursuant to a plan of reorganization approved by the High Yield Plus Fund and High Yield Income Fund shareholders on May 11, 2009 and May 15, 2009, respectively. The acquisition was accomplished by a tax-free issue of Class A shares for the corresponding classes of shares of High Yield Plus Fund and High Yield Income Fund. The following table shows the number of shares of the merged funds and how many shares they became in the Dryden High Yield Fund and the total value.

High Yield Plus Fund		Dryden High Yield Fund
Class	Shares	Class	Shares	Value
A	16,088,240	A	10,329,900	$47,001,047

High Yield Income Fund		Dryden High Yield Fund
Class	Shares	Class	Shares	Value
A	11,605,150	A	10,494,036	$47,747,864

The net assets and net unrealized appreciation of the Merged funds immediately before the acquisition were:

	Net Assets	Net Unrealized Depreciation
High Yield Plus Fund	$47,001,047	$(4,491,965)
High Yield Income Fund	47,747,864	(5,826,675)

60	Visit our website at www.prudentialfunds.com

The net assets of Dryden High Yield Fund immediately before the acquisition were $1,076,346,983.

The Fund acquired capital loss carryforward from the reorganization with High Yield Plus Fund and High Yield Income Fund in the amounts of approximately $40,270,000 (of which approximately $26,166,000 was written off due to loss limitation and expiration) and $17,979,000 (of which approximately $11,395,000 was written off due to loss limitation and expiration), respectively (amounts included in Note 5). The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended August 31, 2010. The average daily balance for the 37 days the Fund had an outstanding balance was $8,951,757 at a weighted average interest rate of 1.389%.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential High Yield Fund, Inc.	61

Financial Highlights

Class A Shares
	Year Ended August 31,				Eight Months Period Ended August 31,		Year Ended December 31,
	2010(h)		2009	2008	2007(e)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.84		$5.19	$5.58	$5.80		$5.67	$5.93
Income (loss) from investment operations:
Net investment income	.45		.43	.43	.28		.41	.41
Net realized and unrealized gain (loss) on investment transactions	.49		(.34)	(.38)	(.22)		.15	(.24)
Total from investment operations	.94		.09	.05	.06		.56	.17
Less Dividends:
Dividends from net investment income	(.46)		(.44)	(.44)	(.28)		(.43)	(.43)
Capital Contributions	-	(g)	-	-	-		-	-
Net asset value, end of period	$5.32		$4.84	$5.19	$5.58		$5.80	$5.67
Total Return(a):	19.94%		3.32%	.86%	.82%		10.24%	3.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,093,443		$1,009,183	$955,165	$1,099,469		$1,201,400	$1,251,927
Average net assets (000)	$1,078,033		$811,838	$1,024,892	$1,170,148		$1,205,856	$1,287,410
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(b)	.90%		.91%	.88%	.92%	(c)	.86%	.90%
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(c)	.61%	.65%
Net investment income	8.64%		9.95%	7.99%	7.20%	(c)	7.32%	7.09%
For Classes A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	91%		82%	63%	34%	(d)	40%	51.%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(c) Annualized.

(d) Not annualized.

(e) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Less than $0.005 per share.

(h) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B Shares
	Year Ended August 31,				Eight Months Period Ended August 31,		Year Ended December 31,
	2010(f)		2009	2008	2007(c)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.83		$5.19	$5.58	$5.79		$5.66	$5.92
Income (loss) from investment operations:
Net investment income	.42		.41	.40	.26		.38	.38
Net realized and unrealized gain (loss) on investment transactions	.49		(.35)	(.38)	(.21)		.15	(.24)
Total from investment operations	.91		.06	.02	.05		.53	.14
Less Dividends:
Dividends from net investment income	(.43)		(.42)	(.41)	(.26)		(.40)	(.40)
Capital Contributions	-	(e)	-	-	-		-	-
Net asset value, end of period	$5.31		$4.83	$5.19	$5.58		$5.79	$5.66
Total Return(a):	19.39%		2.59%	.37%	.50%		9.70%	2.54%

Ratios/Supplemental Data:
Net assets, end of period (000)	$96,409		$85,727	$109,152	$160,265		$191,778	$281,304
Average net assets (000)	$92,174		$76,697	$132,653	$178,973		$232,435	$380,450
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.40%		1.41%	1.38%	1.42%	(b)	1.36%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(b)	.61%	.65%
Net investment income	8.15%		9.44%	7.48%	6.69%	(b)	6.82%	6.57%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Annualized.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $0.005 per share.

(f) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	63

Financial Highlights

continued

Class C Shares
	Year Ended August 31,				Eight Months Period Ended August 31,		Year Ended December 31,
	2010(g)		2009	2008	2007(d)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.83		$5.18	$5.58	$5.79		$5.66	$5.92
Income (loss) from investment operations:
Net investment income	.42		.41	.40	.26		.38	.38
Net realized and unrealized gain (loss) on investment transactions	.49		(.34)	(.39)	(.21)		.15	(.24)
Total from investment operations	.91		.07	.01	.05		.53	.14
Less Dividends:
Dividends from net investment income	(.43)		(.42)	(.41)	(.26)		(.40)	(.40)
Capital Contributions	-	(f)	-	-	-		-	-
Net asset value, end of period	$5.31		$4.83	$5.18	$5.58		$5.79	$5.66
Total Return(a):	19.40%		2.83%	.18%	.49%		9.69%	2.54%

Ratios/Supplemental Data:
Net assets, end of period (000)	$112,212		$77,177	$49,660	$56,307		$54,036	$62,127
Average net assets (000)	$94,741		$50,393	$52,804	$58,540		$55,946	$70,914
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(b)	1.40%		1.41%	1.38%	1.42%	(c)	1.36%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(c)	.61%	.65%
Net investment income	8.12%		9.42%	7.49%	6.70%	(c)	6.82%	6.57%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares.
(c)	Annualized.
(d)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Less than $0.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended August 31,				March 26, 2007(a) through August 31,
	2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.84		$5.19	$5.59	$5.86
Income (loss) from investment operations:
Net investment income	.44		.42	.42	.18
Net realized and unrealized gain (loss) on investment transactions	.49		(.34)	(.39)	(.27)
Total from investment operations	.93		.08	.03	(.09)
Less Dividends:
Dividends from net investment income	(.45)		(.43)	(.43)	(.18)
Capital Contributions	-	(f)	-	-	-
Net asset value, end of period	$5.32		$4.84	$5.19	$5.59
Total Return(c):	19.64%		3.05%	.44%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,868		$4,144	$5,114	$6,688
Average net assets (000)	$4,060		$3,969	$5,980	$7,546
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.15%		1.16%	1.13%	1.17% (d)
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67% (d)
Net investment income	8.41%		9.71%	7.73%	6.97% (d)

(a)	Inception date of Class L shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $0.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	65

Financial Highlights

continued

Class M Shares
	Year Ended August 31,				March 26, 2007(a) through August 31,
	2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.84		$5.19	$5.57	$5.84
Income (loss) from investment operations:
Net investment income	.41		.41	.39	.17
Net realized and unrealized gain (loss) on investment transactions	.49		(.35)	(.37)	(.27)
Total from investment operations	.90		.06	.02	(.10)
Less Dividends:
Dividends from net investment income	(.42)		(.41)	(.40)	(.17)
Capital Contributions	-	(f)	-	-	-
Net asset value, end of period	$5.32		$4.84	$5.19	$5.57
Total Return(c):	19.04%		2.52%	.28%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,004		$7,730	$14,831	$29,221
Average net assets (000)	$6,190		$9,244	$22,037	$36,125
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.65%		1.66%	1.63%	1.67%	(d)
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(d)
Net investment income	7.96%		9.20%	7.21%	6.63%	(d)

(a) Inception date of Class M shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $0.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class R Shares
	Year Ended August 31,				Eight Months Period Ended August 31,		Year ended December 31,	June 6, 2005(a) through December 31,
	2010(h)		2009	2008	2007(e)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.84		$5.19	$5.59	$5.81		$5.67	$5.75
Income (loss) from investment operations:
Net investment income	.44		.42	.42	.27		.42	.23
Net realized and unrealized gain (loss) on investment transactions	.49		(.34)	(.39)	(.21)		.15	(.06)
Total from investment operations	.93		.08	.03	.06		.57	.17
Less Dividends:
Dividends from net investment income	(.45)		(.43)	(.43)	(.28)		(.43)	(.25)
Capital Contributions	-	(g)	-	-	-		-	-
Net asset value, end of period	$5.32		$4.84	$5.19	$5.59		$5.81	$5.67
Total Return(b):	19.66%		3.07%	.47%	.56%		10.45%	2.98%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,441		$3,698	$1,295	$851		$13	$2
Average net assets (000)	$7,260		$1,580	$1,221	$401		$3	$2
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(c)	1.15%		1.16%	1.13%	1.17%	(d)	1.11%	1.15%	(d)
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(d)	.61%	.65%	(d)
Net investment income	8.32%		9.64%	7.78%	7.19%	(d)	7.45%	6.75%	(d)

(a) Inception date of Class R shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

Total returns for periods less than one full year are not annualized.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50%

of the average daily net assets of the Class R shares.

(d) Annualized.

(e) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Less than $0.005 per share.

(h) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	67

Financial Highlights

continued

Class X Shares
	Year Ended August 31,				March 26, 2007(a) through August 31,
	2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.83		$5.19	$5.57	$5.84
Income (loss) from investment operations:
Net investment income	.41		.38	.38	.13
Net realized and unrealized gain (loss) on investment transactions	.49		(.33)	(.36)	(.23)
Total from investment operations	.90		.05	.02	(.10)
Less Dividends:
Dividends from net investment income	(.42)		(.41)	(.40)	(.17)
Capital Contributions	-	(f)	-	-	-
Net asset value, end of period	$5.31		$4.83	$5.19	$5.57
Total Return(c):	19.07%		2.32%	.30%	(1.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$966		$1,878	$3,482	$4,527
Average net assets (000)	$1,359		$2,152	$4,230	$5,300
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.65%		1.66%	1.63%	1.67%	(d)
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(d)
Net investment income	7.97%		9.19%	7.24%	5.43%	(d)

(a) Inception date of Class X shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $0.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended August 31,				Eight Months Period Ended August 31,		Year Ended December 31,
	2010(f)		2009	2008	2007(c)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.85		$5.20	$5.60	$5.81		$5.68	$5.94
Income (loss) from investment operations:
Net investment income	.46		.44	.45	.29		.43	.43
Net realized and unrealized gain (loss) on investment transactions	.49		(.34)	(.39)	(.21)		.14	(.24)
Total from investment operations	.95		.10	.06	.08		.57	.19
Less Dividends:
Dividends from net investment income	(.47)		(.45)	(.46)	(.29)		(.44)	(.45)
Capital Contributions	-	(e)	-	-	-		-	-
Net asset value, end of period	$5.33		$4.85	$5.20	$5.60		$5.81	$5.68
Total Return(a):	20.23%		3.68%	.96%	.98%		10.51%	3.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$117,442		$74,321	$23,728	$21,364		$30,486	$24,130
Average net assets (000)	$94,871		$37,817	$22,081	$29,101		$26,634	$29,298
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(b)	.61%	.65%
Expenses, excluding distribution and service (12b-1) fees	.65%		.66%	.63%	.67%	(b)	.61%	.65%
Net investment income	8.86%		10.14%	8.24%	7.41%	(b)	7.58%	7.32%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Annualized.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $0.005 per share.

(f) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	69

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential High Yield Fund, Inc. (formerly Dryden High Yield Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the eight-month period ended August 31, 2007 and for each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the eight-month period ended August 31, 2007 and for each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2010

70	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (August 31, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal period. We are advising you that during the fiscal year ended August 31, 2010, the Fund paid ordinary income dividends for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.46, $0.43, $0.43, $0.45, $0.42, $0.45, $0.42 and $0.47 per share, respectively.

For the year ended August 31, 2010, the Fund designates the maximum amount allowable but not less than 86.86% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2011, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2010.

Prudential High Yield Fund, Inc.	71

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

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Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential High Yield Fund, Inc.

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential High Yield Fund, Inc.

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

Prudential High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper High Current Yield Funds Performance Universe) was in the first quartile for the three- and five-year periods, and in the third quartile over the one- and 10-year periods. The Board also noted that the Fund performed competitively against its benchmark index for the five-year period, though it underperformed its benchmark index over the other periods. The Board noted PI’s explanation that the Fund’s underperformance over the one- and three-year periods was primarily the result of an underweight position in lower-quality securities, which experienced a significant recovery during 2009, while the Fund maintained a bias towards higher-quality securities. The Board concluded that it was reasonable for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential High Yield Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PBHAX	PBHYX	PRHCX	N/A	DHYMX	JDYRX	N/A	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y405	74440Y504	74440Y603	74440Y702	74440Y801

MF110E    0188443-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended August 31, 2010 and August 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,000 and $27,617 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

Not applicable for the fiscal year ended August 31, 2010. During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential High Yield Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

October 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

October 21, 2010